                            SCHEDULE 14C INFORMATION

                    INFORMATION STATEMENT PURSUANT TO SECTION
                        14(C) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Check the appropriate box:

[ X ]    Preliminary Information Statement     [ ]  Confidential, for use of the
                                                    Commission
                                                    Only (as permitted by
                                                    Rule 14c-d(d)(2))

[  ]     Definitive Information Statement

                               RCM INTERESTS, INC.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box)

[  ] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per Unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (1)  Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                       2

                               RCM Interests, Inc.
                         41 University Drive, Suite 205
                           Newton, Pennsylvania 18940


          NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF MEETING
          ------------------------------------------------------------

         NOTICE HEREBY GIVEN that certain stockholders of RCM Interests, Inc. (hereinafter referred to as the "Company"), having more than fifty percent (50%) of the total voting shares of the Company, have given their written consent (the "Written Consent") to the actions as set forth within this Information Statement. Said Written Consent approved the following stockholder action:

Amend the Certificate of Incorporation to change the name of the Company from RCM Interests, Inc. to Graphco Holdings Corp. or a similar name approved by the Board of Directors.

As of April 1, 2003 there were 18,264,793 shares of Common Stock issued and outstanding, and eligible to vote for any matter which may be voted upon by the stockholders of the Company of which 17,351,553 shares are in the name of the operating subsidiary of the Company, Graphco Technologies, Inc. (said shares being referred to herein as the "Graphco Shares") and are intended to be distributed pro rata to the former shareholders of Graphco Technologies, Inc.

Stockholders have given their Written Consent to the actions as set forth within this Information Statement as follows: (A) stockholders owning 17,789,284 voting shares of the Company, which constitute a majority of the 18,264,793 total voting shares of the Company with Graphco Technologies, Inc. voting the Graphco Shares, (B) stockholders owning 9,222,425 voting shares of the Company, which constitute a majority of the 18,264,793 total issued and outstanding voting shares of the Company with the stockholders of Graphco Technologies, Inc. who will receive their pro rata share of the Graphco Shares, voting said shares, and
(C) stockholders owning 456,621 voting shares of the Company, which constitute a majority of the 913,240 total voting shares of the Company excluding the Graphco Shares.


April ___, 2003                     By  order of the Board of Directors.

                                    Melvin H. Stein
                                    President and Chief Executive Officer
                                    RCM Interests, Inc.

                               RCM Interests, Inc.
                         41 University Drive, Suite 205
                           Newton, Pennsylvania 18940

                              INFORMATION STATEMENT
                              ---------------------

This Information Statement, expected to be mailed on or about April 4, 2003, is furnished in connection with certain actions which have been approved by more than fifty percent (50%) of the total voting shares of RCM Interests, Inc. (hereinafter referred to as the "Company" or "us" or "we").

As of April 1, 2003 there were 18,264,793 shares of Common Stock issued and outstanding, and eligible to vote for any matter which may be voted upon by the stockholders of the Company of which 17,351,553 shares are in the name of the operating subsidiary of the Company, Graphco Technologies, Inc. (said shares being referred to herein as the "Graphco Shares") and are intended to be distributed pro rata to the former shareholders of Graphco Technologies, Inc.

Stockholders have given their written consent to the actions as set forth within this Information Statement as follows: (A) stockholders owning 17,789,284 voting shares of the Company, which constitute a majority of the 18,264,793 total voting shares of the Company with Graphco Technologies, Inc. voting the Graphco Shares, (B) stockholders owning 9,222,425 voting shares of the Company, which constitute a majority of the 18,264,793 total issued and outstanding voting shares of the Company with the stockholders of Graphco Technologies, Inc. who will receive their pro rata share of the Graphco Shares which they will receive, voting said shares, and (C) stockholders owning 456,621 voting shares of the Company, which constitute a majority of the 913,240 total voting shares of the Company excluding the Graphco Shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PROPOSAL          CHANGE OF COMPANY NAME TO GRAPHCO HOLDINGS CORP.

The Board of Directors of the Company has proposed that the name of the Company be changed from the current name RCM Interests, Inc. to Graphco Holdings Corp. or a similar name approved by the Board of Directors. In order to effectuate this change a Certificate of Amendment to the Certificate of Incorporation of the Company must be filed with the Delaware Department of State, substantially in the form attached hereto as Exhibit A. The foregoing amendment of the Certificate of Incorporation of the Corporation has been authorized by the unanimous written consent of the Board of Directors of the Corporation pursuant to Section 141(f) of the Delaware General Corporation Law, and by the written consent of a majority of the holders of the outstanding shares of the Common Stock of the Corporation pursuant to Section 228(a) of the Delaware General Corporation Law, and this written notice of the foregoing stockholder written consent is being provided to the stockholders of the shares of the Common Stock of the Corporation in accordance with Section 228(d) of the Delaware General Corporation Law.

PRINCIPAL REASON FOR THE CHANGE OF NAME PROPOSAL

The Board of Directors believes that our best interests and those of our stockholders will be best served by changing our name from RCM Interests, Inc. to Graphco Holdings Corp. to more closely identify the name of the Company, with its wholly-owned operating subsidiary Graphco Technologies, Inc.. The Board of Directors will also seek to change the symbol under which the Company's shares trade on the OTC Bulletin Board from RCMN to a symbol which more closely identifies the symbol for the Company, with the name of its wholly-owned operating subsidiary Graphco Technologies, Inc.

ITEM 2.  REVOCABILITY OF PROXY

Not Applicable.


ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

Not Applicable.


ITEM 4.  PERSONS MAKING THE SOLICITATION


The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of the Company. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

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ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


Not Applicable.


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


As of April 1, 2003 there were 18,264,793 shares of Common stock outstanding, all of which are eligible to vote on any matter that may be voted upon by the stockholders of the Company, therefore, pursuant to Section 228 of the Delaware General Corporation Law, any action required to be taken at any annual or special meeting of stockholders of the Company, may be taken without a meeting, if the written consent, setting forth the action so taken, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to the Company's Certificate of Incorporation and its By-laws, the written consent of a majority of the outstanding and voting shares of the Company would be required. This Information Statement will be mailed to all stockholders of record as of April 1, 2003.



ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS


Not applicable.


ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


Not applicable.

ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS


Not applicable.


ITEM 10. COMPENSATION PLANS


Not applicable.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Not applicable.


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES


Not applicable.


ITEM 13. FINANCIAL AND OTHER INFORMATION

Not applicable.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

     THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES
              ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.



April __, 2003                  Melvin H. Stein
                                President and Chief Executive Officer
                                RCM Interests, Inc.

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                                                                   EXHIBIT A

          Certificate of Amendment of the Certificate of Incorporation
                                       of
                               RCM Interests, Inc.
          Under Section 242, As Amended, of the General Corporation Law
                            of the State of Delaware
                              ---------------------

It is hereby certified that:

          FIRST: The Certificate of Incorporation of the Corporation was filed with the Department of State on 12th day of October 2000.

          SECOND: The name under which the corporation was formed is KN Acquisition Corp.

          THIRD: A Certificate of Amendment of the Certificate of Incorporation was filed with the Department of State changing the name of the corporation to RCM Interests, Inc.

          FOURTH: The Article of the Certificate of Incorporation of the Corporation affected by this Certificate of Amendment is Article FIRST.

          FIFTH: Article FIRST of the Certificate of Incorporation, as amended, which sets forth the name of the Corporation, is hereby amended to read as follows:

          FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is Graphco Holdings Corp. -----

         The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the unanimous written consent of the Board of Directors of the Corporation pursuant to Section 141(f) of the Delaware General Corporation Law, followed by the written consent of a majority of the holders of the outstanding shares of the Common Stock of the Corporation pursuant to
Section 228(a) of the Delaware General Corporation Law and written notice of the foregoing stockholders' consent was provided to the other stockholders of the shares of the Common Stock of the Corporation in accordance with Section 228(d) of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and attested as of this ___th day of April 2003.





                                       ------------------------
                                       Melvin H. Stein, President


Attest:

-----------------------------
Edward Kramer, Secretary

                WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS
                    IN LIEU OF A MEETING OF THE STOCKHOLDERS
                                      -OF-
                               RCM INTERESTS, INC.

         The undersigned, being a stockholder of RCM Interests, Inc. (the "Corporation"), a Delaware corporation, does hereby consent to the adoption of the following resolutions by written consent, without a meeting of the Stockholders of the Corporation, pursuant to Section 228(a) of the General Corporation Law of the State of Delaware:

         WHEREAS, the Stockholders of the Corporation believe it is in the best interests of the Corporation to change the name of the Corporation from RCM Interests, Inc. to Graphco Holdings Corp. or a similar name approved by the Board of Directors.

         NOW THEREFORE, it is

         RESOLVED, that the Stockholders hereto agree and authorize the Corporation to change its name from RCM Interests, Inc. to Graphco Holdings Corp. or a similar name approved by the Board of Directors, and;

         RESOLVED, that the officers of the Corporation and each of them, are hereby authorized and empowered, in the name and on behalf of the Corporation, to execute such documents and to take such additional action as they or any of them may deem necessary or desirable in order to implement the intents and purposes of all the foregoing resolutions.

         IN WITNESS WHEREOF, the undersigned has executed this Written Consent as of the __ th day of April 2003.

                                              Graphco Technologies, Inc.

                                              By: ___________________
                                                       Name:
                                                       No. of Shares:


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